Strategic Update – Matrix Transaction

August 29, 2016

PROVIDENCE
SERVICE
CORPORATION

Forward-looking Statements and Non-GAAP Financial Information

Forward-looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations and assumptions of Providence's management that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to, the timing of the closing of, and risks associated with the ability to consummate, the transaction between Providence and Frazier, the ability of Matrix to realize the anticipated benefits of the partnership between Providence and Frazier, the potential impact of the announcement of the transaction or consummation of the transaction on relationships, including with employees, customers and competitors and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and subsequent filings. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Non-GAAP Financial Information

This presentation includes EBITDA and Adjusted EBITDA for Providence and its operating segments, which are financial measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain infrequently occuring items, including restructuring and termination costs and foreign currency adjustments. We utilize these non-GAAP measurements, which exclude certain expenses, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, for which capital investments are made and debt is serviced. Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate our business.

Matrix Transaction Highlights

- Frazier Healthcare Partners to acquire a 60% equity interest in Matrix Medical Network
- Providence Service Corporation will maintain a 40% equity interest and have representatives on Matrix's Board of Directors
- Transaction values Matrix at $537.5 million
- Providence to receive gross cash proceeds of approximately $418 million before transaction costs, taxes, and customary post-closing adjustments

Matrix Medical Network Highlights Under Providence

October 2014 Purchase	2014-2016 Value Enhancement Strategy	August 2016 Transaction
• Purchase price of $393mm • 2014 Adjusted EBITDA of $51.8mm[1] • 2014 valuation multiple of 7.6x	• Launch of ancillary assessment services including additional screening offerings • Investment in sales capability • Successful piloting of chronic care management programs • Expansion of assessment offering into adjacent markets	• Valuation of $537.5mm • Q2:2016 LTM Adj. EBITDA of $51.2mm[1] • LTM valuation multiple of 10.5x

(1) See Appendix for reconciliation of Adjusted EBITDA.

Benefits of a Strategic Partnership

How the Transaction Will Likely Affect Matrix

- Partnership with Frazier Healthcare Partners expected to bring additional resources to identify, evaluate and complete acquisitions
- Frazier operating partners to assist expansion into adjacent markets and grow chronic care management offering
- Increased confidence in multi-year sales growth rates of 8-10%[1] and sustainment of EBITDA margins

(1) Annual sales growth and EBITDA margin information provided on Q4:15 earnings call on March 11, 2016.

Transaction Overview

Sources:	
Matrix Debt	238.0
Equity Consideration	179.7
Total Sources	**417.7**

Uses:	
Term Loan Paydown	269.8
Revolver Paydown	42.2
Estimated Transaction Costs & Taxes	34.3
Cash to Balance Sheet	71.4
Total Uses	**417.7**

PF Providence Capitalization:

	Actual 6/30/2016	Transaction Adjustment	PF 6/30/2016
Cash	68.8	71.4	140.2
Revolver	42.2	(42.2)	-
Term Loan	269.8	(269.8)	-
Total Debt	312.0	(312.0)	-
Net Debt	243.1	(383.4)	(140.2)

- Pro forma for the transaction, Providence will have $140.2mm of cash and no debt
- Provides opportunity for further acquisitions and share repurchases to drive increased intrinsic value per share over long-term

Momentum at Providence Since August 2015

- Board of Directors, Holding Company Leadership and Vertical Leadership teams supplemented with key operational, acquisition and governance expertise
- Value creation through disciplined capital allocation
  - Announcement of Matrix strategic partnership with Frazier Healthcare Partners
  - Sale of Human Services segment for $231 million or approximately 15.0x LTM Adj. EBITDA
  - Repurchased 1.7 million shares for $75.4 million at an average price of $43.92 through August 26th
  - Have reduced net debt by $484.6mm since 6/30/15
  - Bolstered acquisition capability at Board of Directors and management level
- Value creation through operational excellence
  - Implemented decentralized organization strategy to improve client service and alignment with shareholders
  - Value enhancement programs launched at LogistiCare and Ingeus to improve service delivery and financial profiles
- *Next 12 months to be focused on acquisitions in and around our existing areas of expertise*

Pro Forma Segment Profile Post Transaction

	Wholly Owned Subsidiaries	6/30/16 LTM Adj. EBITDA[1]	Unconsolidated Joint Ventures	Key Financial Metric
U.S. Healthcare Services	LogistiCare	$78.3mm	Matrix Medical Network	$120mm implied equity value[2]
WD Services	ingeus	$1.9mm	Mission Providence	Approximately $21mm of capital invested to-date

(1) See Appendix for reconciliation to Adjusted EBITDA.
(2) Based on a 40% equity interest at $537.5mm enterprise value and $238mm of net debt.

Go-Forward Value Creation Opportunities

	Wholly Owned Subsidiaries	Value Creation Opportunities	Unconsolidated Joint Ventures	Value Creation Opportunities
U.S. Healthcare Services	LogistiCare • Non-emergency medical transportation	• Developing best-in-class call center capabilities and transportation optimization	Matrix Medical Network • Comprehensive health assessments • In-home care management solutions	• Bolt-on acquisitions • Expansion into adjacent markets and product lines
WD Services	ingeus • Employment services • Offender rehabilitation	• Emerging from start-up phase in several key contracts • Operational effectiveness plan commencing	Mission Providence • Australian employment services	• Operational improvement plan in development
Capital Allocation	• No outstanding debt • $194mm of undrawn revolver capacity[1] • $140.2mm of Pro Forma Cash at June 30, 2016			• Pursuit of long-term acquisitions/partnerships with Industry Leaders • Share repurchases

(1) Net of Letters of Credit.

Appendix

PROVIDENCE
SERVICE
CORPORATION

EBITDA/Adjusted EBITDA Reconciliation (page 1 of 2)

	NET Services				
	3Q '15	4Q '15	1Q '16	2Q '16	LTM 6/30/16
Service revenue, net	$ 277,120	$ 280,625	$ 290,986	$ 309,156	$1,157,705
Operating expenses:					
Service expense	257,518	257,962	266,969	285,687	1,068,137
General and administrative expense	2,908	2,766	2,837	2,785	11,276
Depreciation and amortization	2,389	2,434	2,877	2,931	10,631
Total operating expenses	262,814	263,163	272,683	291,403	1,090,045
Operating income (loss)	14,216	17,292	18,301	17,753	67,662
Other expenses:					
Interest expense, net	(0)	(1)	(1)	(1)	(3)
Equity in net loss of investee	-	-	-	-	-
Loss (Gain) on foreign currency transactions	-	-	-	-	-
Income (loss) from continuing operations, before income taxes	14,216	17,293	18,302	17,754	67,665
Provision (benefit) for income taxes	5,270	6,660	7,150	6,044	25,124
Income (loss) from continuing operations, net of taxes	9,066	10,633	11,152	11,710	42,561
Interest expense, net	(0)	(1)	(1)	(1)	(3)
Provision (benefit) for income taxes	5,270	6,660	7,150	6,044	25,124
Depreciation and amortization	2,389	2,434	2,877	2,931	10,631
EBITDA	16,704	19,726	21,178	20,684	78,292
Redundancy / Restructuring Costs	-	-	-	-	-
Restricted shares and cash related to Ingeus acquisition	-	-	-	-	-
Ingeus transaction related expenses	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	-	-
Loss (Gain) on foreign currency transactions	-	-	-	-	-
D&A and taxes included in Equity in net loss of investee	-	-	-	-	-
Adjusted EBITDA	$ 16,704	$ 19,726	$ 21,178	$ 20,684	$ 78,292

	WD Services				
	3Q '15	4Q '15	1Q '16	2Q '16	LTM 6/30/16
Service revenue, net	$ 102,547	$ 92,719	$ 91,043	$ 89,289	$ 375,598
Operating expenses:					
Service expense	95,773	120,489	81,672	82,073	380,007
General and administrative expense	8,260	6,377	7,871	8,585	31,093
Depreciation and amortization	3,441	3,688	3,579	3,836	14,544
Total operating expenses	107,474	130,554	93,122	94,494	425,644
Operating income (loss)	(4,927)	(37,835)	(2,079)	(5,205)	(50,046)
Other expenses:					
Interest expense, net	(24)	(12)	33	56	43
Equity in net loss of investee	-	-	-	-	-
Loss (Gain) on foreign currency transactions	(736)	276	(75)	(775)	(1,310)
Income (loss) from continuing operations, before income taxes	(4,157)	(38,097)	(2,037)	(4,486)	(48,780)
Provision (benefit) for income taxes	383	(2,087)	(181)	(797)	(2,682)
Income (loss) from continuing operations, net of taxes	(4,540)	(36,010)	(1,856)	(3,689)	(46,097)
Interest expense, net	(24)	(12)	33	56	43
Provision (benefit) for income taxes	383	(2,087)	(181)	(797)	(2,682)
Depreciation and amortization	3,441	3,688	3,579	3,836	14,544
EBITDA	(750)	(34,621)	1,575	(596)	(34,192)
Redundancy / Restructuring Costs	12	9,552	1,392	-	10,957
Restricted shares and cash related to Ingeus acquisition	1,929	20,906	-	-	22,835
Ingeus transaction related expenses	-	2,606	-	-	2,606
Contingent Consideration Adjustment	-	(2,689)	-	-	(2,689)
Loss (Gain) on foreign currency transactions	(736)	276	(75)	(775)	(1,310)
D&A and taxes included in Equity in net loss of investee	-	-	-	3,665	3,665
Adjusted EBITDA	$ 456	$ (3,752)	$ 2,892	$ 2,296	$ 1,892

	HA Services					
	PF LTM 12/31/14	3Q '15	4Q '15	1Q '16	2Q '16	LTM 6/30/16
Service revenue, net	$ 211,605	$ 52,882	$ 51,719	$ 50,592	$ 52,272	$ 207,465
Operating expenses:						
Service expense	158,136	40,124	38,671	37,790	36,963	153,558
General and administrative expense	2,136	803	546	656	662	2,665
Depreciation and amortization	32,169	7,688	7,616	7,796	7,965	30,865
Total operating expenses	192,439	48,625	46,831	46,242	45,590	187,088
Operating income (loss)	18,966	4,457	4,888	4,350	6,682	20,377
Other expenses:						
Interest expense, net	(6)	(5)	(9)	(2)	(2)	(11)
Equity in net loss of investee	-	-	-	-	-	-
Loss (Gain) on foreign currency transactions	-	-	-	-	-	-
Income (loss) from continuing operations, before income taxes	18,972	4,461	4,891	4,352	6,684	20,389
Provision (benefit) for income taxes	3,349	1,844	(30)	1,684	2,466	5,964
Income (loss) from continuing operations, net of taxes	15,623	2,618	4,921	2,668	4,218	14,425
Interest expense, net	(6)	(5)	(9)	(2)	(2)	(11)
Provision (benefit) for income taxes	3,349	1,844	(30)	1,684	2,466	5,964
Depreciation and amortization	32,169	7,688	7,616	7,796	7,965	30,865
EBITDA	51,128	11,945	12,506	12,146	14,647	51,262
Redundancy / Restructuring Costs	698	-	-	-	-	-
Restricted shares and cash related to Ingeus acquisition	-	-	-	-	-	-
Ingeus transaction related expenses	-	-	-	-	-	-
Contingent Consideration Adjustment	-	-	-	-	-	-
Loss (Gain) on foreign currency transactions	-	-	-	-	-	-
D&A and taxes included in Equity in net loss of investee	-	-	-	-	-	-
Adjusted EBITDA	$ 51,828	$ 11,945	$ 12,506	$ 12,146	$ 14,647	$ 51,262

This presentation includes EBITDA and Adjusted EBITDA for the Company and our operating segments, which are financial measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain infrequently occurring items, including restructuring and termination costs and foreign currency adjustments. We utilize these non-GAAP measurements, which exclude certain expenses, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, for which capital investments are made and debt is serviced.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.

EBITDA/Adjusted EBITDA Reconciliation (page 2 of 2)

	Mission Providence JV					Corporate and Other					Total				
	3Q '15	4Q '15	1Q '16	2Q '16	LTM 6/30/16	3Q '15	4Q '15	1Q '16	2Q '16	LTM 6/30/16	3Q '15	4Q '15	1Q '16	2Q '16	LTM 6/30/16
Service revenue, net	$ -	$ -	$ -	$ -	$ -	$ (110)	$ 56	$ 21	$ (85)	$ (108)	$ 432,650	$ 426,929	$ 430,450	$ 450,632	$ 1,740,661
Operating expenses:															
Service expense	-	-	-	-	-	(2,708)	(1,480)	57	227	(3,904)	390,719	415,498	386,483	405,050	1,597,750
General and administrative expense	-	-	-	-	-	9,352	4,864	7,808	5,241	27,265	21,323	14,531	19,172	17,273	72,299
Depreciation and amortization	-	-	-	-	-	53	118	84	82	337	12,370	14,856	14,236	14,814	56,276
Total operating expenses	-	-	-	-	-	6,697	3,352	7,939	5,550	23,698	425,613	445,880	419,896	437,237	1,726,525
Operating income (loss)	-	-	-	-	-	(6,807)	(3,296)	(7,918)	(5,835)	(23,856)	7,037	(18,951)	12,484	13,395	14,125
Other expenses:															
Interest expense, net	-	-	-	-	-	3,848	3,503	3,605	3,283	14,239	3,809	3,487	3,635	3,436	14,368
Equity in net loss of investee	4,465	2,962	2,717	1,459	11,603	-	-	-	-	-	4,465	2,962	2,717	1,459	11,603
Loss (Gain) on foreign currency transactions	-	-	-	-	-	-	-	-	(2)	(2)	(734)	276	(75)	(775)	(1,312)
Income (loss) from continuing operations, before income tax	(4,465)	(2,962)	(2,717)	(1,459)	(11,603)	(10,655)	(6,799)	(11,523)	(9,216)	(38,193)	(501)	(25,676)	6,277	9,275	(10,523)
Provision (benefit) for income taxes	-	-	-	-	-	(6,376)	(3,554)	(4,405)	(2,433)	(14,768)	2,120	9	4,248	5,280	12,657
Income (loss) from continuing operations, net of taxes	(4,465)	(2,962)	(2,717)	(1,459)	(11,603)	(4,279)	(3,245)	(7,118)	(6,783)	(23,444)	(2,622)	(25,685)	2,129	3,995	(23,180)
Interest expense, net	-	-	-	-	-	3,848	3,503	3,605	3,283	14,239	3,809	3,487	3,635	3,436	14,368
Provision (benefit) for income taxes	-	-	-	-	-	(6,376)	(3,554)	(4,405)	(2,433)	(14,768)	2,120	9	4,248	5,280	12,657
Depreciation and amortization	-	-	-	-	-	53	118	84	82	337	12,370	14,856	14,236	14,814	56,276
EBITDA	(4,465)	(2,962)	(2,717)	(1,459)	(11,603)	(6,754)	(3,178)	(7,834)	(5,751)	(23,517)	16,678	(8,331)	26,268	27,525	60,221
Redundancy Costs	-	-	-	-	-	-	-	-	-	-	13	9,552	1,392	-	10,957
Restricted shares and cash related to Ingeus acquisition	-	-	-	-	-	-	-	-	-	-	1,929	20,906	-	-	22,835
Ingeus transaction related expenses	-	-	-	-	-	-	-	-	-	-	-	2,606	-	-	2,606
Contingent Consideration Adjustment	-	-	-	-	-	-	-	-	-	-	-	(2,489)	-	-	(2,489)
Loss (Gain) on foreign currency transactions	-	-	-	-	-	-	-	-	(2)	(2)	(734)	276	(75)	(775)	(1,312)
D&A and taxes included in Equity in net loss of investee	(862)	(418)	(338)	254	(1,364)	-	-	-	-	-	(862)	(418)	(338)	3,919	2,301
Adjusted EBITDA	$ (5,327)	$ (3,380)	$ (3,055)	$ (1,205)	$ (12,967)	$ (6,756)	$ (3,178)	$ (7,834)	$ (5,753)	$ (23,519)	$ 17,022	$ 21,920	$ 25,327	$ 30,669	$ 94,939
Providence JV Equity Interest (%)	*75%*	*75%*	*75%*	*75%*	*75%*										
Total JV Adjusted EBITDA	*$ (7,103)*	*$ (4,507)*	*$ (4,073)*	*$ (1,607)*	*$ (17,289)*										

This presentation includes EBITDA and Adjusted EBITDA for the Company and our operating segments, which are financial measures that are not recognized under GAAP. EBITDA is defined as income (loss) from continuing operations, before: (1) interest expense, net, (2) provision (benefit) for income taxes and (3) depreciation and amortization. Adjusted EBITDA is calculated as EBITDA before certain infrequently occurring items, including restructuring and termination costs and foreign currency adjustments. We utilize these non-GAAP measurements, which exclude certain expenses, because we believe the timing of such expenses is unpredictable and not driven by our core operating results, and therefore render comparisons with prior periods as well as with other companies in our industry less meaningful. We believe such measures allow investors to gain a better understanding of the factors and trends affecting the ongoing cash earnings capabilities of our business, for which capital investments are made and debt is serviced.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies in our industry may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies, and exclude expenses that may have a material impact on our reported financial results. The presentation of non-GAAP financial information is not meant to be considered in isolation from or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. We urge you to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not to rely on any single financial measure to evaluate our business.